UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

General Cleaning and Maintenance

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54492

Nevada	27-3088652
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Balgriststrasse 106a, Zürich, Switzerland	8008
(Address of principal executive offices)	(Zip Code)

(41) (0) 78824 3999

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

412 Martha St., Las Vegas, NV 89110

(Former name or former address, if changed since last report)

Copies of Communications to:

Law Offices of Thomas C. Cook, Ltd.

500 N. Rainbow, Suite 300

Las Vegas, NV 89107

(702) 221-1925

Fax (702) 221-1964

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

General Cleaning and Maintenance (the "Company" or the “Registrant”) on February 11, 2013, underwent a change of control of ownership. Ms. Rocio Corral, sole officer and director of the Company, entered into a Share Purchase Agreement, whereby she sold 20,000,000 common shares of the Registrant’s 25,000,000 issued and outstanding common shares to Glob AG, a Swiss company, for $25,000. Glob AG is beneficially owned by Theo Baldi, a Swiss citizen. This Share Purchase Agreement is filed herewith as Exhibit 99.1.

Concurrently, with the closing of the Share Purchase Agreement, Rocio Corral resigned as an officer and director of the Registrant. Prior to her resignation, the Board of Directors added Theo Baldi as a director of the Registrant. The Board also appointed Theo Baldi as Chairman and CEO.

There were no arrangements, agreements or understandings between Mr. Baldi and any other persons pursuant to which Mr. Baldi was selected as a director. There are no family relationships between Mr. Baldi and any of our current or past directors and officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of February 11, 2013, the number of shares of Common Stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60-days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares of Common Stock (1)

Theo Baldi (2)	20,000,000	80.0%

All Directors and Officers as a Group (1 person)	20,000,000	80.0%

(1) Percentages are calculated based on 25,000,000 shares of our common stock issued and outstanding as of February 11, 2013.

(2) Theo Baldi, Balgriststrasse 106a, 8008 Zürich, Switzerland, is beneficial owner who has the ultimate voting control over 20,000,000 shares held in the name of Theo Baldi.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2013, the Registrant accepted the resignation of Rocio Corral as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of Theo Baldi, effective February 11, 2013. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Theo Baldi as Chairman and CEO.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Theo Baldi	68	Chairman/CEO

Biography of New Director/Officer

Mr. Theo Baldi is a seasoned Swiss businessman who brings to General Cleaning and Maintenance 30-years of global management and business experience. After his studies in economics and business administration at the Universities of Zürich, Bern and Quebec (Canada) he has served several years as Senior Management Consultant at Hayek Engineering AG, a leading consultant company with global presence that was founded by Nicholas Hayek, the founder of the Swatch Company, Mr. Baldi has been able to gain intensive practical experience in helping organizations to improve their performance through the analysis of existing organizational or other problems and developing plans for improvement.

After his experience as a management consultant, Mr. Baldi worked as Sales-Director at Siemens and as a Vice-Director at Nixdorf Computer AG. His Division was responsible for all large accounts in Switzerland (Network and Enterprise Computing).

In 1989, Mr. Baldi founded his own company the "Stardent System House AG". This company was a pioneer in importing Super Mainframe Computers from US manufacturers to Switzerland.

The company expanded and began to introduce other leading edge technologies, such as Artificial Intelligence (Symbolics Inc., a spinoff of the MIT AI Lab). Since the Research Industry is of limited size, Stardent began to diversify the scientific sector by supplying advanced networking Technologies to Fortune 500 companies. Stardent was one of the first companies in Switzerland which introduced ATM (Asynchronous Transfer Mode) equipment which was purchased by large corporations (Swiss Re, Novartis).

With the introduction of the new telecommunication technologies, i.e., VoIP in the year 2000/1, Mr. Baldi started a new career as Startup-Consultant focused on Strategy Consulting, investor presentation development, investor sourcing (Capital Raising), financial modeling and forecasting.

Mr. Baldi has not been involved in any of the following events during the past ten years and which is material to an evaluation of the ability or the integrity of our director or executive officer:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

  was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

  was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

  was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

    Any Federal or State securities or commodities law or regulation; or
    Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
    Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compensation of Directors/Officers

No director/officer received any fee, salary or commission for service as a director/officer at this time. Until such time as the Company can generate sufficient revenues, no such arrangement is contemplated.

Item 8.01 Other Events.

Concurrently, with the change of control of new management, the Registrant has changed its principal executive offices to: Balgriststrasse 106a, 8008 Zürich, Switzerland, from: 412 Martha St., Las Vegas, NV 89110.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.1	Share Purchase Agreement between Rocio Corral and Theo Baldi, dated February 11, 2013	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

General Cleaning and Maintenance Registrant

Date: February 11, 2013	/s/ Rocio Corral
Name: Rocio Corral Outgoing CEO

Date: February 11, 2013	/s/ Theo Baldi
Name: Theo Baldi Incoming CEO